EXHIBIT 10.120

                                 AMENDMENT NO. 5
                                       TO
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     This Amendment No. 5 dated as of March 9, 1998 (the "Amendment") to the Limited Partnership Agreement of Glimcher Properties Limited Partnership (the "Parnership") dated as of November 30, 1993 (the "Partnership Agreement") as amended, by and among Glimcher Properties Corporation (the "General Partner"), a Delaware corporation, Glimcher Realty Trust, a Maryland real estate investment trust (the "Trust"), and the Persons who have executed the counterpart execution pages annexed hereto (together with the Trust, the "Limited Partners") (the General Partner and Limited Partners being each a "Partner" and collectively, the "Partners").

     WHEREAS, David J. Glimcher has resigned as an executive officer of the Trust;

     WHEREAS, David J. Glimcher desires to engage in certain real estate activities which are presently prohibited with respect to him under the Partnership Agreement;

     WHEREAS, the Partners desire to amend the Partnership Agreement to remove certain restrictions on David J. Glimcher's ability to engage in certain real estate activities; and

     WHEREAS, the General Partner has approved this Amendment to the Partnership Agreement and received the Consent of the Limited Partners to such Amendment as evidenced by their execution of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the receipt and sufficiency of which are hereby acknowledged, the Partners agree as follows:

          1. Definitions. Defined terms not defined herein shall have the meaning given to them in the Partnership Agreement.

          2. Shopping Center. The definition of the term "Shopping Center" shall, when used as a capitalized term, mean five (5) or more stores as part of the same retail facility.

          3. Section 9.11 of the Partnership Agreement is hereby amended in its entirety to read as follows:

     Section 9.11 Acquisition Projects. Notwithstanding anything contained in
Section 9.10 hereof to the contrary, the Primary Limited Partners and/or their Affiliates shall not, during the period (the "Restricted Period") commencing on the date hereof and ending on the earlier of (i) January 26, 2004 and (ii) the Restrictions Lapse Date (as defined below), acquire an equity ownership interest in any Acquisition Project other than through their ownership interest in the Partnership and the Trust; provided, however, that with respect to David Glimcher such restriction shall only apply to Acquisition Projects which involve
(x) Shopping Centers located within five (5) miles of Shopping Center owned or managed by the Partnership or any Affiliate of the Partnership or (y) malls located within ten (10) miles of a mall owned or managed by the Partnership or any Affiliate of the Partnership. During the Restricted Period, the Primary Limited Partners may, in their sole discretion, notify the General Partner of any opportunities available to the Partnership to acquire any equity ownership interest in an Acquisition Project to the extent such Primary Limited Partners believe such opportunities may be appropriate for consideration by the Partnership. Notwithstanding the preceding sentence, the Primary Limited Partners and/or their Affiliates may not acquire an equity ownership interest in any Acquisition Project during the Restricted Period other than through their ownership interests in the Partnership or the Trust except that David Glimcher may acquire an equity ownership interest in an Acquisition Project (a) if permitted pursuant to the first sentence of this Section 9.11 or (b) if the Partnership declines an opportunity presented to it by David Glimcher to acquire such equity ownership interest in such Acquisition Project.

     The "Restrictions Lapse Date" shall mean (x) with respect to Herbert Glimcher the second anniversary of the date on which all of the following conditions are satisfied: (i) neither Primary Limited Partner is an executive officer or trustee of the Trust and (ii) Herbert Glimcher and David Glimcher are not (or would not be assuming such persons exercised all of their outstanding Rights of Redemption and received Common Shares in consideration therefore), in the aggregate, the beneficial owners of 10% or more of the outstanding Common Shares of the Trust, and (y) with respect to David Glimcher, upon the earlier of
(i) a Change in Control of the Trust (as defined below) or (ii) the first anniversary of the date on which David Glimcher ceases to be an executive officer and trustee of the Trust. For purposes of the previous sentence, during his lifetime, a person shall be deemed to be the beneficial owner of any Common Shares beneficially owned by his Affiliates (including shares beneficially owned by his Affiliates (including shares that would be owned assuming all outstanding Rights of Redemption were exercised and Common Shares were received in consideration therefor by such persons).

     For purposes of this Amendment, a "Change in Control of the Trust" shall be deemed to occur if:

          (i) there shall have occurred a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof, whether or not the Trust is then subject to such reporting requirement, provided, however, that there shall not be deemed to be a Change in Control of the Trust if immediately prior to the occurrence of what would otherwise be a


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

     Change in Control of the Trust (a) David Glimcher is the other party to the transaction (a" Control of the Trust Event") that would otherwise result in a Change in Control of the Trust or (b) David Glimcher is an executive officer, trustee, director or more than 5% equity holder of the other party to the Control of the Trust Event or of any entity, directly or indirectly, controlling such other party;

          (ii) the Trust merges or consolidates with, or sells all or substantially all of its assets to, another company (each, a "Transaction"), provided, however, that a Transaction shall not be deemed to result in a Change in Control of the Trust if (a) immediately prior thereto the circumstances in (i) (a) or (i) (b) above exist, or (b) (1) the shareholders of the Trust, immediately before such Transaction own, directly or indirectly, immediately following such Transaction in excess of two-thirds of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Transaction (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Trust immediately before such Transaction and (2) the individuals who were members of the Trust's Board of Trustees immediately prior to the execution of the agreement providing for such Transaction constitute at least a majority of the members of the board of directors or the board of trustees, as the case may be, of the Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Surviving Corporation; or

          (iii) the Trust acquires assets of another company or a subsidiary of the Trust merges or consolidates with another company (each, an "Other Transaction") and (a) the shareholders of the Trust, immediately before such Other Transaction own, directly or indirectly, immediately following such Other Transaction two-thirds or less of the combined voting power of the outstanding voting securities of the corporation or other entity resulting from such Other Transaction (the "Other Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Trust immediately before such Other Transaction or (b) the individuals who were members of the Trust's Board of Trustees immediately prior to the execution of the agreement providing for such Other Transaction constitute less than a majority of the members of the board of directors or the board of trustees, as the case may be, of the Other Surviving Corporation, or of a corporation or other entity beneficially directly or indirectly owning a majority of the outstanding voting securities of the Other Surviving Corporation, provided, however, that an Other Transaction shall not be deemed to result in a Change in Control of the Trust if immediately prior thereto the circumstances in
     (i)(a) or (i)(b) above exist.


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

     4. Section 9.12 of the Partnership Agreement is hereby amended in its entirety to read as follows:

          Section 9.12 Development Projects. Notwithstanding anything contained in Section 9.11 hereof to the contrary, the Primary Limited Partners and their Affiliates shall not, during the Restricted Period, acquire, hold, own, develop, construct, convey or otherwise deal with any Development Project; provided, however, that with respect to David Glimcher such restriction shall only apply to Development Projects which involve (x) Shopping Centers located within five (5) miles of a Shopping Center owned or managed by the Partnership or any Affiliate of the Partnership or (y) malls located within ten (10) miles of a mall owned or managed by the Partnership or any Affiliate of the Partnership. During the Restricted Period, the Primary Limited Partners may, in their sole discretion, notify the General Partner of any opportunities available to the Partnership to acquire an interest in any Development Project to the extent such Primary Limited Partners believe such opportunities may be appropriate for consideration by the Partnership. Notwithstanding the preceding sentence, the Primary Limited Partners and/or their Affiliates may not acquire an equity ownership interest in any Development Project during the Restricted Period other than through their ownership interests in the Partnership or the Trust except that David Glimcher may acquire an equity ownership interest in a Development Project (a) if permitted pursuant to the first sentence of this Section 9.11 or (b) if the Partnership declines an opportunity presented to it by David Glimcher to acquire such equity ownership interest in such Development Project.

     5. No Modifications. Except as herein provided the Partnership Agreement shall remain in full force and effect without amendment or modification.

     6. Counterparts. For the convenience of the Partners, any number of counterparts hereof may be executed, and each shall counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

     7. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

     8. Other Instruments. The partners hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out this Agreement.

     9. Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be


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

construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10. Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include plural, and all plural words shall include the singular

     11. Prior Agreements Superseded. This Agreement supersedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect thereto.

     12. No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of the General Partner and Limited Partners and shall not inure to the benefit of any other Person.

                                            GENERAL PARTNER:
                                            ---------------

                                            GLIMCHER PROPERTIES CORPORATION


                                            By: /s/ Herbert Glimcher
                                               ------------------------
                                               Name:  Herbert Glimcher
                                               Title: Chairman

                                            LIMITED PARTNERS:
                                            ----------------

                                            GLIMCHER REALTY TRUST, a Maryland
                                            Real Estate Investment Trust

                                            By: /s/ Herbert Glimcher
                                               ------------------------
                                               Name: Herbert Glimcher
                                               Title: Chairman

                                            (SEE COUNTERPART EXECUTION PAGES)


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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                            /s/ Herbert Glimcher
                                            --------------------
                                                  Signature


                                Print Name:  Herbert Glimcher
                                            --------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                /s/ William G. Cornely
                                                ----------------------
                                                Signature


                                   Print Name:    William G. Cornely
                                                ----------------------

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                        /s/ John Hicks
                                                        --------------
                                                        Signature


                                           Print Name:    John Hicks
                                                        --------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                        /s/ George Harminis
                                                        -------------------
                                                        Signature


                                            Print Name:   George Harmanis
                                                        -------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                       /s/ Diane Glimcher
                                                       ------------------
                                                       Signature


                                          Print Name:    Diane Glimcher
                                                       ------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.

                                                         /s/ George Schmidt
                                                         ------------------
                                                         Signature


                                            Print Name:    George Schmidt
                                                         ------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                        /s/ Michael P. Glimcher
                                                        -----------------------
                                                        Signature


                                           Print Name:    Michael P. Glimcher
                                                        -----------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                         /s/ Robert Glimcher
                                                         -------------------
                                                         Signature


                                            Print Name:    Robert Glimcher
                                                         -------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                        /s/ William R. Husted
                                                        ---------------------
                                                        Signature


                                            Print Name:  William R. Husted
                                                        ---------------------



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

                          COUNTERPART EXECUTION PAGE OF
                         LIMITED PARTNER TO AMENDMENT TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT

     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of the Amendment to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of March 9, 1998, and agrees to be bound thereby.


                                                         /s/ Ellen Glimcher
                                                         ------------------
                                                         Signature


                                            Print Name:   Ellen Glimcher
                                                         ------------------


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